10.2 Exchange Agreement between The Hartcourt Companies, Inc. and Enova Holdings, Inc.

                               Exchange Agreement


         The undersigned, being the owner of Four Million Seven Hundred Thousand Nine Seven Hundred Eighty Eight (4,709,788) shares of common stock (the "Shares") of Enova Holdings, Inc., a Nevada corporation (the "Company") hereby agrees with The Hartcourt Companies, Inc. ("Hartcourt") to the sale of the Shares to Hartcourt as a block.

         When executed by Hartcourt below, this Exchange Agreement ("Agreement") will set out the undersigned and Hartcourt's understanding and agreement regarding this proposed transaction.

1. Upon Hartcourt's acceptance of this Agreement the undersigned will deliver to Hartcourt the Shares.

2. Upon the undersigned's delivery of the Shares, in exchange Hartcourt will deliver to the undersigned Hartcourt's 100% ownership interest in two subsidiaries, Pego Systems, Inc. and Electronic Component Systems, Inc.

3. In connection with this transaction, and as an inducement for Hartcourt to enter into this Agreement, the undersigned hereby represents, and by the undersigned's and Hartcourt's signing, hereby re-confirms, that:

     3.1 The subject Shares are unrestricted and free and clear of liens, claims and encumbrances.

     3.2 The Company does not have any claims against the Shares, and can acknowledge to Hartcourt that there is no reason or cause to block the sale.

     3.3 The undersigned has no knowledge of any restrictions by contract, operation of law or otherwise prohibiting this sale or the transfer of these shares into the name of Hartcourt, subject only to the Securities Laws governing the sale of securities. The undersigned does not believe that the sale of the Shares to Hartcourt is required to be registered under the Act because a) the initial issuance of the Shares by the Company was registered under the Act; b) the transaction whereby the undersigned received the Shares was in compliance with all applicable laws and securities rules and regulations; and c) the undersigned does not control, is not controlled by and is not under common control with the Company directly or indirectly.

     3.4 The undersigned has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Hartcourt could be obligated or liable.

4.   In  connection  with  this  transaction,  and  as an  inducement,  for  the
     undersigned  to  enter  into  this  Agreement,   Hartcourt  represents  and
     warrants, and by our signing hereby re-confirms that:

     4.1 Hartcourt is duly organized, validly existing and in good standing under the laws of its jurisdiction.

     4.2 Hartcourt is an accredited investor as the meaning is set forth under Regulation D of the Securities Act of 1933, as amended (the "Act").

     4.3 Hartcourt was not solicited by the undersigned or any of the undersigned's representatives for the purchase of these shares.

     4.4 Hartcourt is acquiring the Shares for its own account and not with a view to distribution within the meaning of the Act.

     4.5 Hartcourt has received all of the information from its independent professional, legal and/or tax advisors as it considers necessary or appropriate for determining whether to purchase the Shares. Hartcourt is familiar with the business, affairs, risk and properties of the Company. Hartcourt has had an opportunity to ask questions of and receive answers from, the Company, and its officers, directors and other representatives regarding the Company.

     4.6 Hartcourt has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and substantial risks of an investment in the Shares and is able to bear the economic risks relevant to the purchase of the Shares hereunder.

     4.7  Hartcourt understands that there may be no market for the Shares.

     4.8 Hartcourt's financial condition is such that Hartcourt is under no present or contemplated future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

     4.9 Notwithstanding applicable Federal and State corporate and securities law disclosure requirements, Hartcourt agrees not to disclose any terms of this Agreement to any other parties except to parties specifically involved in the transaction contemplated herein.

     4.10 Hartcourt has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the undersigned could become liable or obligated.

     4.11 Hartcourt acknowledges that the undersigned makes no representation or warranties as to the past, present or future operations of the Company, or the price or activity of the Company's stock.

5. The undersigned and Hartcourt agree to indemnify and hold each other harmless for two (2) years following the above date against and in respect of any liability, damage or deficiency, all actions, suits, proceeding, demands, assessment, judgments, costs and expenses resulting from any misrepresentation made in this Agreement.

6 Neither of us has any obligation to the other for not completing this transaction. If the transaction is not completed within the time frame agreed upon, then the Shares shall be returned to the undersigned in their original condition.

7. We agree to execute such additional documents and take action as we may reasonably request to effect this transaction or otherwise carry out the intent and purpose of this Agreement, or subsequently transfer the subject Shares.

8. This Agreement shall be governed by the laws of Nevada, notwithstanding any conflict-of-law provisions to the contrary.

9. This Agreement sets forth the entire understanding between us and no other prior written or oral statement or agreement shall be recognized or enforced.

10. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they may remain in effect to the extent permissible by law.

11. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by us in the performance of any obligation by the other shall be construed as a waiver of the same or other default then, theretofore, or thereafter occurring or existing. At any time prior to the issuance or exchange of the subject Shares as contemplated herein, this Agreement may be amended in writing signed by all parties hereto.

12. This letter may be executed by one or more parties in counterparts, and such copy may be delivered by facsimile, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of either of us, we agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

Dated: March 1, 1999.



                                        Owner of the Enova Shares:

                                        The Hartcourt Companies, Inc.
                                        2049 Century Park East, Suite 3760
                                        Los Angeles, CA 90067

                                        By:
                                             -----------------------------

                                        Title:    Chairman of the Board

                                        Agreed to and accepted this First day of March, 1999.

                                        Owner of Pego Systems, Inc and
                                        Electronic Component Systems, Inc.:

                                        The Hartcourt Companies, Inc.
                                        2049 Century Park East, Suite 3760
                                        Los Angeles, CA 90067


                                        By:
                                             -----------------------------

                                        Title: Chairman of the Board